UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of earliest event reported: March 22, 2018

SMARTFINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)
(865) 437-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)The audit committee (the “Audit Committee”) of the board of directors of SmartFinancial, Inc. (the “Company”) completed a review of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. As a result of this review, on March 26, 2018, the Audit Committee informed Mauldin & Jenkins, LLC (“Mauldin & Jenkins”) of its decision to dismiss Mauldin & Jenkins as the Company's independent registered public accounting firm, effective as of March 22, 2018.

During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through March 22, 2018, there were (i) no disagreements between the Company and Mauldin & Jenkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Mauldin & Jenkins’ satisfaction, would have caused Mauldin & Jenkins to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for the relevant year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Mauldin & Jenkins on the consolidated financial statements of the Company as of December 31, 2016 and 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Mauldin & Jenkins with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Mauldin & Jenkins to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Mauldin & Jenkins letter dated March 27, 2018 is attached as Exhibit 16.1 to this Form 8-K.

(b)On March 22, 2018, based upon the recommendation and approval of the Audit Committee, the Company selected Dixon Hughes Goodman LLP (“DHG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through March 22, 2018, neither the Company, nor anyone on its behalf, consulted with DHG regarding either (i) the application of accounting principles to a specified transaction for the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter to the Securities and Exchange Commission from Mauldin & Jenkins, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.
Date: March 27, 2018
/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Mauldin & Jenkins, LLC.